                                                                 EXHIBIT 10.8(d)
                                PROMISSORY NOTE

- --------------------------------------------------------------------------------------------------------------------
   PRINCIPAL       LOAN DATE      MATURITY       LOAN NO     CALL     COLLATERAL    ACCRUED     OFFICER    INITIALS
 $480,000.00      07-14-1995     07-14-2002        9001                              9146962      854
- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
     References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
- --------------------------------------------------------------------------------

 BORROWER:  Travis Boats & Motors Baton      LENDER:  Hibernia National Bank
            Rouge, Inc. (TIN:                         TIN:72-0210640
            721224466)                                Loan Administration
            14369 Florida Boulevard                   Department
            Baton Rouge, LA 70819                     440 Third Street
                                                      Baton Rouge, LA 70801

================================================================================

Principal Amount: $480,000.00  Initial Rate: 9.750%  Date of Note: July 14, 1995

     PROMISE TO PAY. Travis Boats & Motors Baton Rouge, Inc. ("Borrower") promises to pay to the order of Hibernia National Bank ("Lender") in lawful money of the United States of America the sum of Four Hundred Eighty Thousand & 00/100 Dollars (U.S. $480,000.00), together with simple interest assessed on a variable rate basis at the rate per annum equal to 1.000 percentage point over the index provided below, as the index under this Note may be adjusted from time to time, one or more times, with interest being assessed on the unpaid principal balance of this Note as outstanding from time to time, commencing on July 14, 1995 and continuing until this
     Note is paid in full, or until default under this Note with interest thereafter being subject to the default interest rate provisions set forth herein.

     PAYMENT. Subject to any payment changes resulting from changes in the index, Borrower will pay this loan in 83 regular payments of U.S. $5,127.96 each and one irregular last payment estimated at $344,270.59. Borrower's first payment is due August 14, 1996, and all subsequent payments are due on the same day of each successive calendar month until this Note is paid in full. Payments include principal and amortized simple interest. Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments wi11 be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

     VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the CITIBANK N.A. RATE (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day. The index currently is 8.750% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 1.000 percentage point over the index, resulting in an initial rate of 8.750% per annum. Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (a) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (b) increase Borrower's payments to cover accruing interest, (c) increase the number of Borrower's payments, and (d) continue Borrower's payments at the same amount and increase Borrower's final payment.

     PREPAYMENT. Borrower may prepay this Note in full at any time by paying the then unpaid principal balance of this Note, plus accrued simple interest and any unpaid late charges through date of prepayment. If Borrower prepays this Note in full, or if Lender accelerates payment, Borrower understands that unless otherwise required by law, any prepaid fees or charges will not be subject to rebate and will be earned by Lender at the time this Note is signed. Unless otherwise agreed to in writing, early payments under this Note will not relieve Borrower of Borrower's obligation to continue to make regularly scheduled payments under the above payment schedule. Early payments will instead reduce the principal balance due, and Borrower may be required to make fewer payments under this Note.

     LATE CHARGE. If Borrower fails to pay any payment under this Note in full within 10 days of when due, Borrower agrees to pay Lender a late payment fee in an amount equal to 10.000% of the delinquent interest due. Late charges will not be assessed following declaration of default and acceleration of maturity of this Note.

     DEFAULT. The following actions and/or inactions shall constitute default events under this Note:

          DEFAULT UNDER LOAN AGREEMENT. Should an event of default occur or exist under the terms of Borrower's Loan Agreement in favor of Lender.

          DEFAULT UNDER THIS NOTE. Should Borrower default in the payment of principal and/or interest under this Note.

          DEFAULT UNDER SECURITY AGREEMENTS. Should Borrower or any guarantor violate, or fail to comply fully with any of the terms and conditions of, and default under any security right, instrument, document, or agreement directly or indirectly securing repayment of this Note.

          OTHER DEFAULTS IN FAVOR OF LENDER. Should Borrower or any guarantor of this Note default under any other loan, extension of credit, security right, instrument, document, or agreement or obligation in favor of Lender.

          DEFAULT IN FAVOR OF THIRD PARTIES. Should Borrower or any guarantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may affect any property or other collateral directly or indirectly securing repayment of this Note.

          INSOLVENCY. Should the suspension, failure or insolvency, however evidenced, of Borrower or any guarantor of this Note occur or exist.

          DEATH OR INTERDICTION. Should any guarantor of this Note die or be interdicted.

          READJUSTMENT OF INDEBTEDNESS. Should proceedings for readjustment of indebtedness, reorganization, bankruptcy, composition or extension under any insolvency law be brought by or against Borrower or any guarantor.

          ASSIGNMENT FOR BENEFIT OF CREDITORS. Should Borrower or any guarantor file proceedings for a respite or make a general assignment for the benefit of creditors.

          RECEIVERSHIP. Should a receiver of all or any part of Borrower's property, or the property of any guarantor, be applied for or appointed.

          DISSOLUTION PROCEEDINGS. Should proceedings for the dissolution or appointment of a liquidator of Borrower or any guarantor be commenced.

          FALSE STATEMENTS. Should any representation, warranty, or material statement of Borrower or any guarantor made in connection with the obtaining of the loan evidenced by this Note or any security agreement directly or indirectly securing repayment of this Note, prove to be incorrect or misleading in any respect.

          MATERIAL ADVERSE CHANGES. Should any material adverse change occur in the financial condition of Borrower or any guarantor of this Note should any material discrepancy exist between the financial statements submitted by Borrower or any guarantor and the actual financial condition of Borrower or such guarantor.

          INSECURITY. Should Lender deem itself to be insecure with regard to repayment of this Note.

     LENDER'S RIGHTS UPON DEFAULT. Should any one or more default events occur or exist under this Note as provided above, Lender shall have the right, at its sole option, to declare formally this Note to be in default and to accelerate the maturity and insist upon immediate payment in full of the unpaid principal balance then outstanding under this Note, plus accrued interest, together with reasonable attorneys' fees, costs, expenses and other fees and charges as provided herein. Lender shall have the further right again at its sole option, to declare formal default and to accelerate the maturity and to insist upon immediate payment in full of each and every other loan, extension of credit, debt, liability and/or obligation of every nature and kind that Borrower may then owe to Lender, whether direct or indirect or by way of assignment, and whether absolute or contingent, liquidated or unliquidated, voluntary or involuntary, determined or undetermined, secured or unsecured, whether Borrower is obligated alone or with others on a "solidary" or "joint and several" basis, as a principal obligor or otherwise, all without further notice or demand, unless Lender shall otherwise elect.

     INTEREST AFTER DEFAULT. If Lender declares this Note to be in default Lender has the right prospectively to adjust and fix the simple interest rate under this Note until this Note is paid in full, as follows: (1) if the original principal amount of this Note is $250,000 or less, the fixed default interest rate shall be equal to eighteen (18%) percent per annum, or three (3%) per cent per annum in excess of the interest rate under this Note, whichever is greater. (2) If the original principal amount of this
     Note is more than $250,000, the fixed default interest rate shall be equal to twenty-one (21%) percent per annum, or three (3%) per cent per annum in excess of the interest rate under this Note at the time of default, whichever is greater.

     ATTORNEYS' FEES. If Lender refers this Note to an attorney for collection, or files suit against Borrower to collect this Note, or if Borrower files for bankruptcy or other relief from creditors, Borrower agrees to pay Lender's reasonable attorneys' fees in an amount not exceeding 25.000% of the unpaid debt then owing under this Note.

     NSF CHECK CHARGES. In the event that Borrower makes any payment under this Note by check and Borrower's check is returned to Lender unpaid due to nonsufficient funds in my deposit account, Borrower agrees to pay Lender an additional NSF check charge equal to $20.00.

     DEPOSIT ACCOUNTS. As collateral security for repayment of this Note and all renewals and extensions, as well as to secure any and all other loans, notes, indebtedness and obligations that Borrower (or any of them) may now and in the future owe to Lender or incur in Lender's favor, whether direct or indirect, absolute or contingent, due or to become due, of any nature and kind whatsoever (with the exception of any indebtedness under

07-14-1995                        PROMISSORY NOTE                         PAGE 2
LOAN NO                             (CONTINUED)
================================================================================

     consumer credit card account), Borrower is granting Lender a continuing security interest in any and all funds that Borrower may now and in the future have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Borrower is an account holder (with the exception of IRA, pension, and other tax-deferred deposits). Borrower further agrees that Lender may at any time apply any funds that Borrower may have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Borrower is an account holder against the unpaid balance of this Note and any and all other present and future indebtedness and obligations that Borrower (or any of them) may then owe to Lender, in principal, interest fees, costs, expenses, and attorneys' fees.

     FINANCIAL STATEMENTS. Borrower agrees to provide Lender with such financial statements and other related information at such frequencies and in such detail as Lender may reasonably request.

     GOVERNING LAW. Borrower agrees that this Note and the loan evidenced hereby shall be governed under the laws of the State of Louisiana. Specifically, this business or commercial Note is subject to La. R.S. 9:3509 et seq.

     ACKNOWLEDGEMENT OF COLLATERAL. Borrower hereby acknowledges, confirms and ratifies that all collateral previously pledged to Lender or in which Lender was granted a security interest to secure Borrower's other obligation to Lender also secures this Note.

     FIXED RATE. The interest rate on this Note may be fixed by the Borrower at any time during the term of this Note at the then effective rate quoted by Hibernia National Bank's Portfolio Department for its fixed rate loans plus 1% per annum. Should the Borrower elect to fix the rate pursuant to the foregoing, the Borrower shall immediately pay Lender a non-refundable fee of 1% of the then existing balance on this Note. Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

     WAIVERS. Borrower and each guarantor of this Note hereby waive demand, presentment for payment, protest, notice of protest and notice of nonpayment, and all pleas of division and discussion, and severally agree that their obligations and liabilities to Lender hereunder shall be on a "solidary" or "joint and several" basis. Borrower and each guarantor further severally agree that discharge or release of any party who is or may be liable to Lender for the indebtedness represented hereby, or the release of any collateral directly or indirectly securing repayment hereof, shall not have the effect of releasing any other party or parties, who shall remain liable to Lender, or of releasing any other collateral that is not expressly released by Lender. Borrower and each guarantor additionally agree that Lender's acceptance of payment other than in accordance with the terms of this Note, or Lender's subsequent agreement to extend or modify such repayment terms, or Lender's failure or delay in exercising any rights or remedies granted to Lender, shall likewise not have the effect of releasing Borrower or any other party or parties from their respective obligations to Lender, or of releasing any collateral that directly or indirectly secures repayment hereof. In addition, any failure or delay on the part of Lender to exercise any of the rights and remedies granted to Lender shall not have the effect of waiving any of Lender's rights and remedies. Any partial exercise of any rights and/or remedies granted to Lender shall furthermore not be construed as a waiver of any other rights and remedies; it being Borrower's intent and agreement that Lender's rights and remedies shall be cumulative in nature. Borrower and each guarantor further agree that should any default event occur or exist under this Note, any waiver or forbearance on the part of Lender to pursue the rights and remedies available to Lender, shall be binding upon Lender only to the extent that Lender specifically agrees to any such waiver or forbearance in writing. A waiver or forbearance on the part of Lender as to one default event shall not be construed as a waiver or forbearance as to any other default. Borrower and each guarantor of this Note further agree that any late charges provided for under this Note will not be charges for deferral of time for payment and all will and are not intended to compensate Lender for a grace or cure period, and no such deferral, grace or cure period has or will be granted to Borrower in return for the imposition of any late charge. Borrower recognizes that Borrower's failure to make timely payment of amounts due under this Note will result in damages to Lender, including but not limited to Lender's loss of the use of amounts due, and Borrower agrees that any late charges imposed by Lender hereunder will represent reasonable compensation to Lender for such damages. Failure to pay in full any installment or payment timely when due under this Note, whether or not a late charge is assessed, will remain and shall constitute an Event of Default hereunder.

     SUCCESSORS AND ASSIGNS LIABLE. Borrower's and each guarantor's obligations and agreements under this Note shall be binding upon Borrower's and each guarantor's respective successors, heirs, legatees, devisees, administrators, executors and assigns. The rights and remedies granted to Lender under this Note shall inure to the benefit of Lender's successors and assigns, as well as to any subsequent holder or holders of this Note.

     CAPTION HEADINGS. Caption headings of the sections of this Note are for convenience purposes only and are not to be used to interpret or to define their provisions. In this Note, whenever the context so requires, the singular includes the plural and the plural also includes the singular.

     SEVERABILITY. If any provision of this Note is held to be invalid, illegal or unenforceable by any court, that provision shall be deleted from this Note and the balance of this Note shall be interpreted as if the deleted provision never existed.

     PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER.

     BORROWER:

     Travis Boats & Motors Baton Rouge, Inc.

     By /s/Cornelius James McNamus
        --------------------------------------------
        Cornelius James McNamus a/k/a Jim McNamus, Vice President

================================================================================